Post balance sheet events	6 Months Ended
Jun. 30, 2022
Post balance sheet events
Post balance sheet events

17. Post balance sheet events

On 22 July 2022, approval was received from the Irish competition authority (the CCPC) in relation to the agreement with PTSB for the sale of UBIDAC's performing non-tracker mortgage portfolio, asset finance business, business direct loan book and 25 branches.

The successful completion of a second tranche of commercial customers to Allied Irish Banks, p.l.c (AIB) was finalised in July 2022.

Other than as disclosed in this document, there have been no significant events between 30 June 2022 and the date of approval of this announcement which would require a change to, or additional disclosure, in the announcement.